Exhibit 99.1 J.P. Morgan 2020 Auto Conference August 2020

Forward-Looking Information • This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "will," "may," "designed to," "outlook," "believes," "should," "anticipates," "plans," "expects," "intends," "estimates," "forecasts" and similar expressions identify certain of these forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, including, but not limited to: • continued and future impacts of the coronavirus (COVID-19) pandemic on our financial condition and business operations including global supply chain disruptions, market downturns, reduced consumer demand, and new government actions or restrictions; • conditions within the automotive industry, including (i) the automotive vehicle production volumes and schedules of our customers, (ii) the financial condition of our customers and the effects of any restructuring or reorganization plans that may be undertaken by our customers, including work stoppages at our customers, and (iii) possible disruptions in the supply of commodities to us or our customers due to financial distress, work stoppages, natural disasters or civil unrest; • our ability to execute on our transformational plans and cost-reduction initiatives in the amounts and on the timing contemplated; • our ability to satisfy future capital and liquidity requirements; including our ability to access the credit and capital markets at the times and in the amounts needed and on terms acceptable to us; our ability to comply with financial and other covenants in our credit agreements; and the continuation of acceptable supplier payment terms; • our ability to satisfy pension and other post-employment benefit obligations; • our ability to access funds generated by foreign subsidiaries and joint ventures on a timely and cost effective basis; • general economic conditions, including changes in interest rates and fuel prices; the timing and expenses related to internal restructurings, employee reductions, acquisitions or dispositions and the effect of pension and other post-employment benefit obligations; • increases in raw material and energy costs and our ability to offset or recover these costs, increases in our warranty, product liability and recall costs or the outcome of legal or regulatory proceedings to which we are or may become a party; and • those factors identified in our filings with the SEC (including our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as updated by our subsequent filings with the Securities and Exchange Commission). • Caution should be taken not to place undue reliance on our forward-looking statements, which represent our view only as of the date of this presentation, and which we assume no obligation to update. The financial results presented herein are preliminary and unaudited; final financial results will be included in the company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2020. New business wins, re-wins and backlog do not represent firm orders or firm commitments from customers, but are based on various assumptions, including the timing and duration of product launches, vehicle production levels, customer cancellations, installation rates, customer price reductions and currency exchange rates. 2

Visteon At A Glance Leading supplier of innovative cockpit electronics and advanced safety systems to carmakers globally $2.9B annual sales1 10,000 employees 18 countries 20 manufacturing locations 18 technical centers Leading the evolution of automotive digital cockpits and safety solutions 3 1. For fiscal year 2019

Industry-Leading Products for a Broad Customer Base Pure play cockpit electronics supplier with comprehensive product portfolio Product Portfolio Customer Diversity Instrument Cockpit Head-up DisplaysInfotainment Connectivity ADAS clusters computers displays 4

Q2 2020 Summary

Visteon

Visteon Sales	Production Volumes (1)	Growth-Over-Market (2)
$371 Million	Visteon Top Customers ↓53% Y/Y	↑5% Y/Y

SUCCESSFULLY MANAGING THROUGH THE CRISIS

MANAGE CASH AND LIQUIDITY POSITION

$759 million cash balance at end of Q2

DRIVE COST REDUCTIONS

15% decremental adj. EBITDA margin Y/Y (3)

ENSURE COMMERCIAL DISCIPLINE

~2% pricing reduction of current year sales

STABILIZE SUPPLY CHAIN AND MFG.

$10 million inventory reduction since Q1

POSITION VISTEON FOR GROWTH

$1.7 billion in YTD new business wins

(1) Reflects Y/Y growth in industry production volumes for Visteon customers weighted on Visteon sales contribution.
(2) Visteon Y/Y sales growth (ex. FX) compared to Y/Y growth in production volumes for Visteon customers.
(3) Adjusted to exclude $5 million of operational challenges that impacted Q2 2019 adjusted EBITDA

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Second-Half 2020 Outlook Visteon positioned to outperform the market Production Disruption Cautiously Optimistic in Uncertain Visteon Positioned in First-Half 2020 Second-Half Environment to Outperform Global Production Volumes Y/Y Key Industry Factors Key Visteon Factors Jan Feb Mar Apr May Jun Coronavirus Favorable Industry Trends (12%) Ongoing impact of COVID-19 Trends continue to drive on global automotive industry digitization of the cockpit (21%) (21%) Economic Activity New Product Launches (33%) Pace of economic recovery High number of new launches and potential incentives with global OEMs (50%) Second-Half Outlook Market Outperformance Expect Y/Y Visteon customer Continued growth-over-market production decline of ~15% vs. industry volumes (61%) 6

Cockpit Electronics Market

Visteon is well positioned in clusters and displays, with opportunity in infotainment

Cockpit Electronics Market Size

(Dollars in Billions)



Other
$4
Audio / Infotainment
$18
Displays
$5
$36B
2019
Clusters
$9

Visteon's Cockpit Position

Clusters

- 2019 market share of ~15%
- #1 market share in all-digital clusters

Audio / Infotainment

- 2019 market share of ~4%
- Android infotainment system to drive future market share gains

Displays

- 2019 market share of ~10%
- In-house design and manufacturing expertise driving future growth

Total Cockpit Electronics

Top-5 supplier with ~8% market share with opportunities for future growth

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Key Market Trends Visteon product portfolio aligned with key cockpit electronic trends DIGITIZATION CONNECTED MULTI-DISPLAY ELECTRICS All-digital clusters Android infotainment Larger, curved, Shift to electric moving to mass-market systems with app store and complex multi-display vehicles with all-digital vehicles natives apps modules cockpits  Market share leader in  First Android  Awards with 6 OEM  All-digital cluster on top all-digital clusters with infotainment system customers for multi- selling electric vehicle in over 25% market share launch with VW display modules Europe  12” all-digital cluster  Awards with 6 OEM  Upcoming launch of  Agnostic to powertrain but launch in second half for customers for Android S-shaped display on benefit from all-digital top-selling U.S. pickup infotainment electric SUV content truck 8

Investment Thesis Visteon is a compelling long-term investment opportunity Pure Play Cockpit Innovative Product Competitive Strong Electronics Company Portfolio Cost Structure Balance Sheet  Secular trends transforming  Leading analog-to-digital  Leveraging industry-leading  $759M in cash to withstand cockpit electronics transition in clusters engineering footprint near-term challenges  Nimble and adaptable to  Introduced industry-first  Commercial and  No significant near-term changing environment cockpit domain controller operational discipline debt maturities  Leading supplier of cockpit  Innovative display  Focused on emerging  0.1x net debt / trailing 12- electronics to global OEMs technologies stronger post COVID-19 month adj. EBITDA 9

Appendix August 11, 2020

Reconciliation of Non-GAAP Financial Information Adjusted EBITDA The Company defines Adjusted EBITDA as net income / (loss) attributable to the Company adjusted to eliminate the impact of depreciation and amortization, restructuring expense, net interest expense, equity in net (income) / loss of non-consolidated affiliates, provision for income taxes, discontinued operations, net income / (loss) attributable to non-controlling interests, non-cash stock-based compensation expense, and other gains and losses not reflective of the Company's ongoing operations. 11